                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                        ----------------------------

                                SCHEDULE 13G

                  UNDER THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. )*


                         LIFE MEDICAL SCIENCES, INC.
                        ----------------------------
                              (Name of Issuer)


                   COMMON STOCK, PAR VALUE $.001 PER SHARE
                        ----------------------------
                       (Title of Class of Securities)


                                 53215M 10 1
                        ----------------------------
                               (CUSIP Number)


                        ----------------------------


    Check the following box if a fee is being paid with this statement [X] (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (SEE Rule 13d-7.)

CUSIP NO. 53215M 10 1                   13G                  Page 2 of 16 Pages


1   NAME OF REPORTING PERSONS - MAGAR INC.
    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS


2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) [ ]

                                                      (b) [ ]


3   SEC USE ONLY


4   CITIZENSHIP OR PLACE OF ORGANIZATION

                                       DELAWARE

NUMBER OF SHARES      5    SOLE VOTING POWER
BENEFICIALLY OWNED                           0
BY EACH REPORTING
PERSON WITH           6    SHARED VOTING POWER
                                         1,191,212

                      7    SOLE DISPOSITIVE POWER
                                             0

                      8    SHARED DISPOSITIVE POWER
                                         1,191,212

9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                      1,191,212

10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
         [ ]

11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)
                                         39.4

12  TYPE OF REPORTING PERSON*
                                          CO

                        *SEE INSTRUCTIONS BEFORE FILLING OUT!

CUSIP NO. 53215M 10 1                   13G                  Page 3 of 16 Pages



1   NAME OF REPORTING PERSONS - IRWIN M. ROSENTHAL
    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS


2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) [ ]

                                                      (b) [ ]


3   SEC USE ONLY


4   CITIZENSHIP OR PLACE OF ORGANIZATION

                                         USA

NUMBER OF SHARES        5    SOLE VOTING POWER
BENEFICIALLY OWNED                           33,479
BY EACH REPORTING
PERSON WITH             6    SHARED VOTING POWER
                                           1,191,212

                        7    SOLE DISPOSITIVE POWER
                                             33,479

                        8    SHARED DISPOSITIVE POWER
                                           1,191,212



 9  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                      1,224,691

10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
         [ ]

11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)
                                         40.5

12  TYPE OF REPORTING PERSON*
                                          IN

                        *SEE INSTRUCTIONS BEFORE FILLING OUT!

CUSIP NO. 53215M 10 1                   13G                  Page 4 of 16 Pages



1   NAME OF REPORTING PERSONS - HERBERT MOSKOWITZ
    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS


2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) [ ]

                                                      (b) [ ]


3   SEC USE ONLY


4   CITIZENSHIP OR PLACE OF ORGANIZATION

                                         USA

NUMBER OF SHARES         5    SOLE VOTING POWER
BENEFICIALLY OWNED                       85,887
BY EACH REPORTING
PERSON WITH              6    SHARED VOTING POWER
                                       1,191,212

                         7    SOLE DISPOSITIVE POWER
                                         85,887

                         8    SHARED DISPOSITIVE POWER
                                       1,191,212




 9  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                      1,277,099

10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
         [ ]

11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)
                                         42.2

12  TYPE OF REPORTING PERSON*
                                          IN

                        *SEE INSTRUCTIONS BEFORE FILLING OUT!

CUSIP NO. 53215M 10 1                   13G                  Page 5 of 16 Pages




1   NAME OF REPORTING PERSONS - MARTIN D. FIFE
    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS


2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) [ ]

                                                      (b) [ ]


3   SEC USE ONLY


4   CITIZENSHIP OR PLACE OF ORGANIZATION

                                         USA

NUMBER OF SHARES         5    SOLE VOTING POWER
BENEFICIALLY OWNED                       44,911
BY EACH REPORTING
PERSON WITH              6    SHARED VOTING POWER
                                       1,191,212

                         7    SOLE DISPOSITIVE POWER
                                         44,911

                         8    SHARED DISPOSITIVE POWER
                                       1,191,212



 9  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                      1,236,123

10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
         [ ]

11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)
                                         40.9

12  TYPE OF REPORTING PERSON*
                                          IN

                        *SEE INSTRUCTIONS BEFORE FILLING OUT!

CUSIP NO. 53215M 10 1                   13G                  Page 6 of 16 Pages


1   NAME OF REPORTING PERSONS - ANDREW F. CAPOCCIA
    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS


2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) [ ]

                                                      (b) [ ]


3   SEC USE ONLY


4   CITIZENSHIP OR PLACE OF ORGANIZATION

                                         USA

NUMBER OF SHARES         5    SOLE VOTING POWER
BENEFICIALLY OWNED                       31,438
BY EACH REPORTING
PERSON WITH              6    SHARED VOTING POWER
                                       1,191,212

                         7    SOLE DISPOSITIVE POWER
                                         31,438

                         8    SHARED DISPOSITIVE POWER
                                       1,191,212




 9  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                      1,222,650

10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
         [ ]

11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)
                                         40.4

12  TYPE OF REPORTING PERSON*
                                          IN

                        *SEE INSTRUCTIONS BEFORE FILLING OUT!

                                                              Page 7 of 16 Pages

ITEM 1(a).

The name of the issuer is Life Medical Sciences, Inc. (the "Company").

ITEM 1(b).

The address of the issuer's principal executive offices is 214 Carnegie Center, Princeton, New Jersey, 08540.

ITEM 2(a).

See the responses set forth in item (1) on pages two through six hereof for the names of the persons filing this statement.

ITEM 2(b).

The address of the principal business office of the persons filing this statement are:

Magar Inc.                                  30 Rockefeller Plaza
                                            29th Floor
                                            New York, New York 10112

Irwin M. Rosenthal                          c/o Rubin Baum Levin Constant &
                                              Friedman
                                            30 Rockefeller Plaza
                                            New York, New York 10112

Herbert Moskowitz                           616 Washington Court
                                            Guilderland, New York 12084

Martin D. Fife                              c/o Magar Inc.
                                            30 Rockefeller Plaza
                                            29th Floor
                                            New York, New York 10112

Andrew F. Capoccia                          56 Bentwood Court
                                            Albany, New York 12207
ITEM 2(c).

See the responses set forth in item (4) on pages two through six hereof for the citizenship or place of organization of the persons filing this statement.

                                                              Page 8 of 16 Pages

ITEM 2(d).

The title of the class of securities for which this statement is being filed is Common Stock, $.001 par value per share.

ITEM 2(e).

The CUSIP number of the class of securities for which this statement is being filed is 53215M 10 1.

ITEM 3.

Not applicable.

ITEM 4.

See the responses set forth in items (5)-(9) and (11) on pages two through six hereof for information relating to beneficial ownership of Common Stock of the Company. The responses set forth in items (5), (7), (9) and (11) on page four hereof with respect to Common Stock beneficially owned by Herbert Moskowitz do not include (i) 42,200 Class A Warrants each of which currently entitles the holder to purchase, at an exercise price of $9.00, one share of Common Stock and one Class B Warrant, and (ii) 42,200 Class B Warrants each of which currently entitles the holder to purchase, at an exercise price of $13.50, one share of Common Stock.

ITEM 5.

Not applicable.

ITEM 6.

Irwin M. Rosenthal, Herbert Moskowitz, Martin D. Fife and Andrew F. Capoccia each have a right to receive certain percentages of dividends with respect to, and proceeds from the sale of, shares of Common Stock of the Company held by Magar Inc. to the extent such amounts constitute profits of Magar Inc.

ITEM 7.

Not applicable.

ITEM 8.

Not applicable.

                                                              Page 9 of 16 Pages

ITEM 9.

Not applicable.

ITEM 10.

Not applicable.

                                                             Page 10 of 16 Pages


                                      SIGNATURE

    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                       Date:     FEBRUARY 10, 1993
                                             ---------------------------
                                       MAGAR INC.


                                       By:  \s\ MARTIN D. FIFE
                                          ------------------------------
                                               Martin D. Fife, Chairman


    The original statement shall be signed by each person on whose behalf the statement is filed or his authorized representative. If the statement is signed on behalf of a person by his authorized representative (other than an executive officer or general partner of the filing person), evidence of the representative's authority to sign on behalf of such person shall be filed with the statement, provided, however, that a power of attorney for this purpose which is already on file with the Commission may be incorporated by reference. The name and any title of each person who signs the statement shall be typed or printed beneath his signature.

         NOTE. Six copies of this statement, including all exhibits, should be filed with Commission.

         ATTENTION. Intentional misstatements or omissions of fact constitute Federal criminal violations (SEE 18 U.S.C. 1001).

                                                             Page 11 of 16 Pages

                                      SIGNATURE

    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                       Date:     FEBRUARY 10, 1993
                                             --------------------------


                                         \s\ IRWIN M. ROSENTHAL
                                       --------------------------------
                                             Irwin M. Rosenthal


    The original statement shall be signed by each person on whose behalf the statement is filed or his authorized representative. If the statement is signed on behalf of a person by his authorized representative (other than an executive officer or general partner of the filing person), evidence of the representative's authority to sign on behalf of such person shall be filed with the statement, provided, however, that a power of attorney for this purpose which is already on file with the Commission may be incorporated by reference. The name and any title of each person who signs the statement shall be typed or printed beneath his signature.

         NOTE. Six copies of this statement, including all exhibits, should be filed with Commission.

         ATTENTION. Intentional misstatements or omissions of fact constitute Federal criminal violations (SEE 18 U.S.C. 1001).

                                                             Page 12 of 16 Pages

                                      SIGNATURE

    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                       Date:     FEBRUARY 10, 1993
                                            -------------------------


                                         \s\ HERBERT MOSKOWITZ
                                       --------------------------------
                                             Herbert Moskowitz


    The original statement shall be signed by each person on whose behalf the statement is filed or his authorized representative. If the statement is signed on behalf of a person by his authorized representative (other than an executive officer or general partner of the filing person), evidence of the representative's authority to sign on behalf of such person shall be filed with the statement, provided, however, that a power of attorney for this purpose which is already on file with the Commission may be incorporated by reference. The name and any title of each person who signs the statement shall be typed or printed beneath his signature.

         NOTE. Six copies of this statement, including all exhibits, should be filed with Commission.

         ATTENTION. Intentional misstatements or omissions of fact constitute Federal criminal violations (SEE 18 U.S.C. 1001).

                                                             Page 13 of 16 Pages

                                      SIGNATURE

    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                       Date:     FEBRUARY 10, 1993
                                            --------------------------


                                         \s\ MARTIN D. FIFE
                                       -------------------------------
                                       Martin D. Fife


    The original statement shall be signed by each person on whose behalf the statement is filed or his authorized representative. If the statement is signed on behalf of a person by his authorized representative (other than an executive officer or general partner of the filing person), evidence of the representative's authority to sign on behalf of such person shall be filed with the statement, provided, however, that a power of attorney for this purpose which is already on file with the Commission may be incorporated by reference. The name and any title of each person who signs the statement shall be typed or printed beneath his signature.

         NOTE. Six copies of this statement, including all exhibits, should be filed with Commission.

         ATTENTION. Intentional misstatements or omissions of fact constitute Federal criminal violations (SEE 18 U.S.C. 1001).

                                                             Page 14 of 16 Pages

                                      SIGNATURE

    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                       Date:     FEBRUARY 10, 1993
                                            -------------------------


                                         \s\ ANDREW F. CAPOCCIA
                                       -------------------------------
                                            Andrew F. Capoccia


    The original statement shall be signed by each person on whose behalf the statement is filed or his authorized representative. If the statement is signed on behalf of a person by his authorized representative (other than an executive officer or general partner of the filing person), evidence of the representative's authority to sign on behalf of such person shall be filed with the statement, provided, however, that a power of attorney for this purpose which is already on file with the Commission may be incorporated by reference. The name and any title of each person who signs the statement shall be typed or printed beneath his signature.

         NOTE. Six copies of this statement, including all exhibits, should be filed with Commission.

         ATTENTION. Intentional misstatements or omissions of fact constitute Federal criminal violations (SEE 18 U.S.C. 1001).

                                                             Page 15 of 16 Pages

                                    EXHIBIT INDEX

EXHIBIT                                                                   PAGE

(1) Agreement among reporting persons.......................................16

                                                             Page 16 of 16 Pages

The undersigned hereby agree to the filing, on behalf of each of us, of the
Schedule 13G covering shares of Common Stock, $.001 par value per share, of Life Medical Sciences, Inc., and consent to the inclusion of this document as an exhibit to such Schedule 13G.


                                       Date:  February 10, 1993

                                       MAGAR INC.



                                       By:
                                          -----------------------------
                                             Martin D. Fife, Chairman



                                          -----------------------------
                                                 Irwin M. Rosenthal



                                          -----------------------------
                                                 Herbert Moskowitz



                                          -----------------------------
                                                 Martin D. Fife



                                          -----------------------------
                                               Andrew F. Capoccia

                                                             Page 16 of 16 Pages

The undersigned hereby agree to the filing, on behalf of each of us, of the
Schedule 13G covering shares of Common Stock, $.001 par value per share, of Life Medical Sciences, Inc., and consent to the inclusion of this document as an exhibit to such Schedule 13G.


                                       Date:  February 10, 1993

                                       MAGAR INC.



                                       By:
                                          -----------------------------
                                             Martin D. Fife, Chairman



                                          -----------------------------
                                                 Irwin M. Rosenthal



                                          -----------------------------
                                                 Herbert Moskowitz



                                          -----------------------------
                                                 Martin D. Fife



                                          -----------------------------
                                               Andrew F. Capoccia

                                                             Page 16 of 16 Pages

The undersigned hereby agree to the filing, on behalf of each of us, of the
Schedule 13G covering shares of Common Stock, $.001 par value per share, of Life Medical Sciences, Inc., and consent to the inclusion of this document as an exhibit to such Schedule 13G.


                                       Date:  February 10, 1993

                                       MAGAR INC.



                                       By:
                                          -----------------------------
                                             Martin D. Fife, Chairman



                                          -----------------------------
                                                 Irwin M. Rosenthal



                                          -----------------------------
                                                 Herbert Moskowitz



                                          -----------------------------
                                                 Martin D. Fife



                                          -----------------------------
                                               Andrew F. Capoccia

                                                             Page 16 of 16 Pages

The undersigned hereby agree to the filing, on behalf of each of us, of the
Schedule 13G covering shares of Common Stock, $.001 par value per share, of Life Medical Sciences, Inc., and consent to the inclusion of this document as an exhibit to such Schedule 13G.


                                       Date:  February 10, 1993

                                       MAGAR INC.



                                       By:
                                          -----------------------------
                                             Martin D. Fife, Chairman



                                          -----------------------------
                                                 Irwin M. Rosenthal



                                          -----------------------------
                                                 Herbert Moskowitz



                                          -----------------------------
                                                 Martin D. Fife



                                          -----------------------------
                                               Andrew F. Capoccia